SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2003

ViroPharma Incorporated

(Exact name of issuer as specified in charter)

Delaware	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

405 Eagleview Boulevard

Exton, Pennsylvania 19341

(Address of principal executive offices)

(610) 458-7300

(Registrant’s telephone number, including area code)

Item 5. Other Events.

The information set forth below pursuant to Item 12 shall also be deemed filed pursuant to Item 5.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated May 7, 2003 announcing financial results for the first quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure

The information included in this section is being furnished pursuant to Item 12—Results of Operations and Financial Condition.

On May 7, 2003, ViroPharma incorporated issued a press release announcing its financial results for its first quarter ended March 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: May 8, 2003	By:	/s/ THOMAS F. DOYLE
Thomas F. Doyle
Vice President, General Counsel and Secretary